EXHIBIT 10.5
                                                                    ------------


                      REAFFIRMATION OF CONTINUING GUARANTY

         The undersigned,

                  (a) THE CORNER PROPERTIES, INC., an Oklahoma corporation,

                  (b) HAROLD'S DBO, INC., a Texas corporation,

                  (c) HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation,

                  (d) HAROLD'S OF WHITE FLINT, INC., a Maryland corporation,

                  (e) HSGA, INC., a Georgia corporation, and

                  (f) HSTX, INC., a Texas corporation,

have executed that certain Continuing Guaranty and Security Agreement, dated as of February 5, 2003 (the "Guaranty"), in favor of Wells Fargo Retail Finance II, LLC, a Delaware limited liability company formerly known as Wells Fargo Retail Finance, LLC, as collateral agent and administrative agent ("Agent"), under and in accordance with that certain Loan and Security Agreement (as amended from time to time, the "Loan Agreement"), dated as of February 5, 2003, by and among Agent, the lenders that are signatories thereto ("Lenders"), and each of the following Persons: (a) HAROLD'S STORES, INC., (b) HAROLD'S FINANCIAL CORPORATION, (c) HAROLD'S DIRECT, INC., (d) HAROLD'S OF TEXAS, L.P., (e) HAROLD'S OF GEORGIA, L.P., and (f) HAROLD'S OF JACKSON, INC. (Capitalized terms used herein, not otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement).

         The undersigned hereby (i) consent and agree to the terms and provisions of Amendment No. 6 to Loan and Security Agreement (the "Amendment"), dated as of April 26, 2007, and (ii) agree that the Guaranty remains in full force and effect and continues to be the legal, valid and binding obligation of each of the undersigned enforceable against each of the undersigned in accordance with its terms.

         Furthermore, the undersigned hereby agree and acknowledge that (a) the Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in the Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty or any agreement executed by the undersigned in connection therewith, (c) the execution and delivery of the Amendment or any agreement entered into by Agent in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Guaranty and shall not constitute a waiver by Agent or Lenders of any of Agent's or Lenders' rights against the undersigned under the Guaranty, (d) the consent of the undersigned is not required to the effectiveness of the Amendment and (e) no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Loan Document (other than the Guaranty). In addition to the foregoing, each of the undersigned hereby reaffirms and continues all liens, assignments, pledges and security interests granted or made by the undersigned pursuant to the Guaranty. Each of the undersigned Guarantors hereby consents and agrees to the release

AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 1 provided by Borrowers at Section 6.10 of the Amendment, and such release is hereby incorporated into this Reaffirmation and provided by each of the undersigned Guarantors for the benefit of Agent and Lenders as though set forth in its entirety herein.





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AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 2

         Executed on April 26, 2007.



                               THE CORNER PROPERTIES, INC., an Oklahoma corporation


                               By: /s/ Ron Steffieri
                                   -------------------------------
                               Name: Ron Steffieri
                               Title: CEO

                               HAROLD'S DBO, INC., a Texas corporation


                               By: /s/ Ron Steffieri
                                   -------------------------------
                               Name: Ron Steffieri
                               Title: CEO
                               HAROLD'S LIMITED PARTNERS, INC., an Oklahoma
                               corporation


                               By: /s/ Ron Steffieri
                                   -------------------------------
                               Name: Ron Steffieri
                               Title: CEO

                               HAROLD'S OF WHITE FLINT, INC., a Maryland corporation


                               By: /s/ Ron Steffieri
                                   -------------------------------
                               Name: Ron Steffieri
                               Title: CEO

                               HSGA, INC., a Georgia corporation


                               By: /s/ Ron Steffieri
                                   -------------------------------
                               Name: Ron Steffieri
                               Title: CEO

                               HSTX, INC., a Texas corporation


                               By: /s/ Ron Steffieri
                                   -------------------------------
                               Name: Ron Steffieri
                               Title: CEO



REAFFIRMATION OF CONTINUING GUARANTY- Signature Page